UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 20, 2008

U.S. PREMIUM BEEF, LLC

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

  333-115164

20-1576986
(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive

Kansas City, Missouri
64163
(Address of principal executive offices)	(Zip Code)

(816) 713-8800
Registrant’s telephone, number, including area code

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 7 are not applicable and therefore omitted.

Item 8.01.  Other Events.

On October 20, 2008, U.S. Premium Beef, LLC (the “Company”) and its majority owned subsidiary, National Beef Packing Company, LLC (“NBP”), jointly issued a press release confirming that the United States Department of Justice (“DOJ”) had filed a civil antitrust suit in the U.S. District Court for the Northern District of Illinois to enjoin JBS S.A.’s proposed acquisition of NBP.  The Company and NBP plan to vigorously contest the DOJ’s attempt to block this transaction.  A copy of the press release is included in Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.  The following exhibits are filed pursuant to Item 9.01.

99.1     Press Release dated October 20, 2008.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. PREMIUM BEEF, LLC

By: /s/ Steven D. Hunt_______
Steven D. Hunt,
Chief Executive Officer

Dated:  October 21, 2008